UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE BOEING COMPANY THE BOEING COMPANY 929 LONG BRIDGE DRIVE ARLINGTON, VA 22202 2026 Annual Meeting Vote by April 16, 2026 11:59 PM ET. V83094-P45267-Z91973 You invested in THE BOEING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 17, 2026. Get informed before you vote View the Notice of The Boeing Company’s 2026 Annual Meeting of Shareholders, Proxy Statement and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 3, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* April 17, 2026 Point your camera here and 9:00 A.M. ET vote without entering a You must have the Control # from the control number box above to attend and vote at the Annual Meeting. www.virtualshareholdermeeting.com/BA2026 Before the meeting: Go to www.ProxyVote.com or scan the QR Barcode above using your smartphone. Have the 16 digit control number that is printed in the box above and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Robert A. Bradway	For
1b.	Mortimer "Tim" J. Buckley	For
1c.	Lynne M. Doughtie	For
1d.	David L. Gitlin	For
1e.	Lynn J. Good	For
1f.	Stayce D. Harris	For
1g.	Akhil Johri	For
1h.	David L. Joyce	For
1i.	Steven M. Mollenkopf	For
1j.	Robert Kelly Ortberg	For
1k.	John M. Richardson	For
1l.	Bradley D. Tilden	For
2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.	For
3.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2026.	For
4.	Shareholder Proposal - Board Committee on Disability Access.	Against
5.	Shareholder Proposal - Action by Written Consent.	Against

NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2026 Annual Meeting of Shareholders or any other adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V83095-P45267-Z91973

Your Vote Counts! THE BOEING COMPANY 2026 Annual Meeting Vote by April 16, 2026 11:59 PM ET V83096-P45053 You invested in THE BOEING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 17, 2026. Get informed before you vote View the Notice of The Boeing Company’s 2026 Annual Meeting of Shareholders, Proxy Statement and the 2025 Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to April 3, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* April 17, 2026 Point your camera here and 9:00 A.M. ET vote without entering a You must have the Control # from the control number box above to attend and vote at the Annual Meeting. www.virtualshareholdermeeting.com/BA2026 Before the meeting: Go to www.ProxyVote.com or scan the QR Barcode above using your smartphone. Have the 16 digit control number that is printed in the box above and follow the instructions. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

THE BOEING COMPANY

2026 Annual Meeting
Vote by April 16, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Robert A. Bradway	For
1b.	Mortimer "Tim" J. Buckley	For
1c.	Lynne M. Doughtie	For
1d.	David L. Gitlin	For
1e.	Lynn J. Good	For
1f.	Stayce D. Harris	For
1g.	Akhil Johri	For
1h.	David L. Joyce	For
1i.	Steven M. Mollenkopf	For
1j.	Robert Kelly Ortberg	For
1k.	John M. Richardson	For
1l.	Bradley D. Tilden	For
2.	Approve, on an Advisory Basis, Named Executive Officer Compensation.	For
3.	Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2026.	For
4.	Shareholder Proposal - Board Committee on Disability Access.	Against
5.	Shareholder Proposal - Action by Written Consent.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V83097-P45053